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STATE OF ALABAMA
COUNTY OF MADISON

                NONSTATUTORY STOCK OPTION AGREEMENT

     THIS NONSTATUTORY STOCK OPTION AGREEMENT (hereinafter "Option" or "Agreement"), is made as of this 17th day of July, 1995, between BancAlabama, Inc., a Delaware one bank holding corporation having its principal office in Huntsville, Alabama (the "Corporation"), and Steven R. Townson (the "Participant"), WITNESSETH AS FOLLOWS:

                          R E C I T A L S

     WHEREAS, the Corporation has adopted the 1989 Nonstatutory Stock Option Plan (the "Plan"); and

     WHEREAS, the Corporation considers it desirable and in the best interests of the Corporation for certain employees to be given an inducement to acquire a proprietary interest in the Corporation under this Plan and for the Participant to be given an added incentive to advance the interests of the Corporation; and

     WHEREAS, the Board of Directors (hereinafter "Board") has determined to grant to Steven R. Townson the Options described in this Agreement under the terms provided in this Agreement pursuant to the Corporation's Plan; and

     WHEREAS, the Board and the Corporation intend that the stock options granted under Section Two of this Agreement shall be Options as that term is defined in the 1989 Nonstatutory Stock Option Plan.

     NOW, THEREFORE, in consideration of the foregoing premises, it is agreed as follows:

                            SECTION ONE
                            DEFINITIONS

     Unless the context clearly indicates otherwise, for purposes of this Agreement, all terms used herein have the respective meanings set forth in the 1989 Nonstatutory Stock Option Plan.

                            SECTION TWO
                               GRANT

     (a) The Corporation hereby irrevocably grants to the Participant, in the manner and subject to the conditions hereinafter provided, the right, privilege, and option (hereinafter the "Option") to purchase all or any part of an aggregate of twenty-five thousand (25,000) shares of the $1.00 par value Common Stock of the Corporation on the terms and conditions herein set forth. This option is granted pursuant to the provisions of the 1989 Nonstatutory Stock Option Plan.

     (b)   The Option Price of such  shares  shall  be TEN DOLLARS ($10.00)
per share.
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                           SECTION THREE
                TIME OF EXERCISE OF STOCK OPTION

     (a) The Stock Options granted pursuant to Section Two may be exercised by the Participant any time on or after the date hereof until termination of the option as set forth in Section Four hereof.

     (b) The Stock Options shall be exercised by the Participant giving written notice directed to the Corporation at its principal place of business, accompanied by a check or other appropriate form of payment in an amount equal to the per share purchase price described in Section Two hereof, multiplied by the number of shares of Common Stock which Participant desires to purchase hereunder; provided, however, that the minimum number of shares in the Option that may be exercised is one hundred
(100). Upon receipt of such written notice and a check (or other appropriate form of payment) in the proper amount, the Corporation shall make immediate delivery of stock certificates representing the shares of Common Stock which Participant desires to purchase hereunder.

                           SECTION FOUR
                            TERMINATION

     Any Option granted pursuant to this Agreement, or portion thereof, to the extent that it has not been previously exercised, shall terminate upon the earliest to occur of:

     (a) the expiration of the option period, such period to begin on the date hereof, and to end on the tenth anniversary of the date hereof;

     (b) the expiration of one year after the Participant ceases to be an employee of the Corporation due to the Permanent and Total Disability of the Participant;

     (c) the expiration of three months after the Participant ceases to be an employee of the Corporation due to the death of the Participant;

     (d)   the  expiration  of  three   months  after  the  date  on  which
Participant ceases to be continuously employed by the Corporation for any reason other than Disability or death.

                           SECTION FIVE
                      ACCELERATION OF OPTIONS

     (a) Notwithstanding anything herein to the contrary, in the event of the occurrence of any transaction described in Section Five (b) immediately below, all Options granted herein shall become exercisable immediately prior to or concurrently with the transaction so described in Section Five
(b), to the extent such Options have not previously been exercised.

     (b) Transactions which shall give rise to the acceleration of the exercisability of Options under Section Five (a) immediately above include the following:

           (i)   any dissolution or liquidation of the Corporation;

          (ii)   any merger, consolidation, or other combination  involving
the   Corporation   whether   or  not  the  Corporation  is  the  surviving
corporation;
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         (iii)   any agreement  or  agreements with  any individual  entity or entities acting in concert approved by the Corporation to elect a majority of the directors of the Corporation, or both, to sell (A) all or substantially all of the assets of the Corporation, or (B) a sufficient number of shares of voting stock of the Corporation to elect a majority of the Board of Directors (including without limitation tendering shares of stock pursuant to a tender offer);

           (iv) the termination of the Participant's employment without cause.

                            SECTION SIX
                             TRANSFER

     This Option may not be transferred except by will or the laws of descent and distribution. Further, the Option may be exercised only by the Participant during his lifetime. More particularly, but without limiting the generality of the foregoing, this Option may not be assigned, transferred (except as noted herein), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process on the Option, shall be null and void and without effect.

                           SECTION SEVEN
                            ADJUSTMENTS

     (a) In the event of (i) any dividend payable in shares of common stock of the Corporation; (ii) any recapitalization, reclassification, split up or consolidation of, or other change in the common stock of the Corporation; or (iii) any exchange of the outstanding shares of common stock of the Corporation, in connection with a merger, consolidation or other reorganization of or involving BancAlabama, Inc., or a sale by BancAlabama, Inc., of all or a substantial portion of its assets, for a different number or class of shares of stock or other securities of BancAlabama, Inc., or for shares of stock or other securities of any other corporation; then the Board shall, in such manner as it shall deem in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to this Option. In no event shall this provision be interpreted or used to devalue options granted under this Plan. Any such adjustment made by the Board shall be final, conclusive and binding upon all persons, including, without limitation, the Corporation, the shareholders and directors of the Corporation and any persons having any interest in such Stock Option.

     (b) Except as provided in Section Seven (a) immediately above, issuance by the Corporation of shares of stock of any class or securities convertible into shares of any class shall not affect this Option.
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                           SECTION EIGHT
                     INVESTMENT REPRESENTATION

     To the extent reasonably necessary to assure compliance with all applicable securities laws, upon demand by the Board for such a representation, the Participant (or his Beneficiary) shall deliver to the Board at the time of any exercise of an option or portion thereof or settlement of stock appreciation rights or dividend equivalents a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the Participant or such other person to purchase any shares.

                           SECTION NINE
                       DEATH OF PARTICIPANT

     Subject to Section Four hereof and the limitations provided in the 1989 Nonstatutory Stock Option Plan, in the event of the Participant's death, the Option may be exercised by the legal representative of the estate of the Participant or by the person or persons to whom the Participant's rights under the Option shall pass by will or the laws of descent and distribution.

                            SECTION TEN
           NOTICE OF EXERCISE; ISSUANCE OF CERTIFICATES

     Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation, at its principal office in Huntsville, Alabama, directed to the attention of the Secretary of the Board of Directors. Such notice shall state the following: (a) the election to exercise the Option; (b) the number of shares in respect of which the Option is being exercised; (c) a representation and agreement by the person or persons so exercising the Option that such shares are being purchased for investment and not with a view to the distribution or resale thereof in the form of an Investment Letter which is attached hereto and incorporated herein by reference; and (d) the signatures of the person or persons so exercising the Option. Such notice shall be accompanied by a certified or bank cashier's check payable to the order of the Corporation for the full purchase price of the shares in respect of which the Option is being exercised. The certificate or certificates representing the shares shall be issued and delivered by the Corporation as soon as practicable after receipt of the notice and payment. Such certificate or certificates shall be registered in the name of the person or persons so exercising the Option or, if the Option shall be exercised by the Participant, and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship, and shall be delivered to or on the written order of the person or persons exercising such number and kind of shares and the price per share subject to outstanding options.
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                          SECTION ELEVEN
                        GENERAL PROVISIONS

     (a) BINDING EFFECT AND ASSIGNMENT. This Option shall be binding upon and shall inure to the benefit of the heirs, personal representatives, assignees, transferees and successors of the parties hereto. Notwithstanding the foregoing, and subject to Section Nine hereof, this Agreement shall not be assigned or transferred by the Participant without first obtaining the prior written consent of the Corporation.

     (b)   GOVERNING LAW.   This  Option  shall  be construed in accordance
with and shall be governed by the laws of the State of Delaware.

     (c) NOTICES. Any notice or other communication required or permitted to be made or given hereunder shall be sufficiently made or given if sent by certified mail addressed to the Participant at his address as set forth in the regular books and records of the Corporation and if to the Corporation, addressed to it at its principal offices.

     IN WITNESS WHEREOF, the Corporation has caused this Option to be executed in its name and behalf by its undersigned officer, duly authorized hereunto, and Participant has hereunto set his hand, both in duplicate, on this 17 day of July, 1995.

                             BANCALABAMA, INC.
                             a Delaware corporation


                             By     W. R. Collins
                               ______________________________
                               Its Chief Executive Officer

ATTEST:   Jean D. Snead
       ____________________
       Its Secretary

                                    Steven R. Townson
                             ________________________________
                             Steven R. Townson

                                   "PARTICIPANT"

STATE OF ALABAMA
COUNTY OF MADISON

     I, the undersigned, a Notary Public, in and for said County, in said State, hereby certify that William R. Collins, whose name as Chief Executive Officer of BancAlabama, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this date that being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said Corporation.

     GIVEN under my hand and official seal this 17 day of July, 1995.


                                    Mary M. Wolfe
                             ____________________________________
                             NOTARY PUBLIC
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STATE OF ALABAMA
COUNTY OF MADISON

     I, the undersigned, a Notary Public, in and for said County, in said State, hereby certify that Steven R. Townson, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this date that being informed of the contents of the instrument, he executed the same voluntarily on the day the same bears date.

     GIVEN under my hand and official seal this 17 day of July, 1995.


                                  Mary M. Wolfe
                             _____________________________________
                             NOTARY PUBLIC